UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

AMICUS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

47 Hulfish Street, Princeton, New Jersey	08542
(Address of principal executive offices and zip code)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	FOLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

In connection with the previously announced proposed acquisition of Amicus Therapeutics, Inc. (“Amicus”) by BioMarin Pharmaceutical Inc. (“Parent”), Amicus provided the following preliminary unaudited financial information to Parent, which included such information in its preliminary offering memorandum, dated January 26, 2026, relating to Parent’s proposed private placement of senior notes to fund the acquisition of Amicus: As of December 31, 2025, Amicus estimates that it had approximately $294 million in cash, cash equivalents, and marketable securities. For the year ended December 31, 2025, Amicus also estimates that its total net product revenues amounted to approximately $634 million, including approximately $522 million of revenues derived from Galafold® and $112 million derived from Pombiliti® + Opfolda®.

These estimates of Amicus’ cash, cash equivalents and marketable securities, total net product revenues, product revenues for Galafold® and product revenues for Pombiliti® + Opfolda® are unaudited, preliminary, and subject to Amicus’ normal quarterly and annual accounting and financial statement closing procedures. Amicus has not yet completed a full accounting closing for any period subsequent to September 30, 2025.  These preliminary estimates of Amicus’ cash, cash equivalents and marketable securities, total net product revenues, product revenues for Galafold® and product revenues for Pombiliti® + Opfolda® have been prepared by, and are the responsibility of, Amicus’ management. In addition, Ernst & Young LLP, Amicus’ independent registered public accounting firm, has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to such preliminary estimates. Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. It is possible that Amicus may identify items that require Amicus to make adjustments to the preliminary estimates set forth above. These preliminary estimates do not present all information necessary for an understanding of Amicus’ results of operations for the fiscal year ended December 31, 2025, and should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles. There can be no assurance that actual results will not differ from the preliminary estimates presented herein. Accordingly, you should not place undue reliance on these preliminary and unaudited estimates. These preliminary unaudited estimates should be read together with the sections titled “Risk Factors” and “Forward-Looking Statements,” and under similar headings of Amicus’ filings with the U.S Securities and Exchange Commission (the “SEC”).

Item 7.01	Regulation FD.

The information reported under Item 2.02 is hereby incorporated by reference herein.

* * *

Important Information and Where to Find It

In connection with the proposed acquisition of Amicus by Parent (the “Transaction”), Amicus has filed with the SEC a preliminary proxy statement on January 21, 2026 (the “Proxy Statement”), the definitive version of which will be sent or provided to Amicus stockholders. Amicus may also file other documents with the SEC regarding the proposed Transaction. This document is not a substitute for the definitive Proxy Statement or any other document which Amicus may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the definitive Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Amicus through the website maintained by the SEC at www.sec.gov, Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings or by contacting the Amicus investor relations department at the following:

Andrew Faughnan
(609) 662-3809
afaughnan@amicusrx.com

No Offer or Solicitation

This Current Report on Form 8-K (this “Current Report”) is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Amicus and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transaction. Information regarding Amicus’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in (i) Amicus’ preliminary Proxy Statement for a special meeting of shareholders in connection with the Transaction, which was filed with the SEC on January 21, 2026, including the sections therein entitled “Interests of Amicus’ Directors and Executive Officers in the Merger” and “Security Ownership of Certain Beneficial Owners and Management”, (ii) Amicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 19, 2025, including the sections therein entitled “Directors, Executive Officers, and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, (iii) Amicus’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 24, 2025, including the sections therein entitled “Proposal 1 – Election of Class Directors,” “Compensation Discussion and Analysis,” “Compensation and Equity Tables,” and “Share Ownership of Certain Beneficial Owners and Management,” and (iv) other documents subsequently filed with the SEC from time to time, including the definitive Proxy Statement to be filed by Amicus in connection with the proposed Transaction and the special meeting of stockholders of Amicus. To the extent holdings of Amicus’ securities by its directors or executive officers have changed since the amounts set forth in the filings described in the foregoing, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Amicus stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transaction, including the interests of Amicus directors and executive officers in the Transaction, which may be different than those of Amicus stockholders generally, by reading the definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings.

Forward Looking Statements

This Current Report contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, Amicus’ estimated or expected cash, cash equivalents and marketable securities, total net product revenues, product revenues for Galafold® and product revenues for Pombiliti® + Opfolda® as of and for the year ended December 31, 2025. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transaction and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, dated December 19, 2025, among Amicus, Parent and Lynx Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of Parent ; uncertainties as to the ability to obtain shareholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction (or only grant approval subject to adverse conditions or limitations); the effects of the Transaction on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transaction adversely affects employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Parent may not realize the potential benefits of the Transaction, including the possibility that the expected benefits from the proposed Transaction will not be realized or will not be realized within the expected time period and that Parent and Amicus will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transaction; risks that the Transaction disrupts current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Amicus’ products; changes in Amicus’ business during the period between announcement and closing of the Transaction; any legal proceedings and/or regulatory actions that may be instituted related to the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transaction; actual or contingent liabilities; the effects of the Transaction (or the announcement thereof) on Amicus’ and Parent’s stock price and/or operating results; and the other risks and uncertainties discussed in Amicus’s periodic reports filed with the SEC, including Amicus’ quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transaction, are more fully discussed in the definitive Proxy Statement to be filed with the SEC in connection with the Transaction. The list of factors presented in the foregoing is not complete and you should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Amicus and Parent, and, except as required by applicable law, Amicus and Parent disclaim any obligation to update the information contained in this Current Report as new information becomes available. All forward-looking statements in this Current Report or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2026

Amicus Therapeutics, Inc.

By:	/s/ Ellen S. Rosenberg
Ellen S. Rosenberg
Chief Legal Officer and Corporate Secretary